EXHIBIT 10.10

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of December 4, 2014, by and between Cannabis Kinetics Corp., a Nevada corporation (the “Company”) with an address at 3240 W. 71st Avenue, Unit 5, Westminster, CO, 80030 and Glamis Capital SA, with an address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960 (the “Buyer”).

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement a note of the Company, in the form attached hereto as Exhibit A (the “Note”) in the aggregate principal amount of $1,500,000 with drawdowns in increments of no more than $350,000, upon the terms and subject to the limitations and conditions set forth in such Note.

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto.

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1.  Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Note to be funded in accordance with the terms of the Note.

b.  Form of Payment. On the Closing Date (as defined below), (i) the Buyer shall fund the initial drawdown of $150,000 for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of such initial tranche of funding.

c. Closing Date. The date and time of the issuance and sale of the Note (the “Closing”) pursuant to this Agreement (the “Closing Date”) shall be the date that the initial drawdown of the Note is received by the Company.

2.  Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Note for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

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b.  Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. The Buyer understands that the Note is being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note.

d.  Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Note involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Note.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Note has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Note or any portion thereof may not be transferred unless (a) the Note is sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Note to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Note is sold pursuant to Rule 144, or the Note is sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of the Note made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of the Note under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Note under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

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g.  Legends. The Buyer understands that the Note may bear a restrictive legend in substantially the following form:

“NEITHER THE ISSUANCE NOR SALE OF THE NOTE REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Note upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the Note is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of the Note may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected.

h.  Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer’s name on the signature pages hereto.

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3.  Representations and Warranties of the Company. The Company represents and warrants to the Buyer that, except as otherwise disclosed in the Company’s public filings and reports with the Securities and Exchange Commission:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b.  Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Note in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Quotations Bureau (the “OTCQB”) and does not reasonably anticipate that the Common Stock will be delisted by the OTCQB in the foreseeable future, nor are the Company’s securities “chilled” by FINRA. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

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d.  Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

e. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Note to the Buyer. The issuance of the Note to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

4.  Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Denver, Colorado or in the federal courts located in Denver, Colorado. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.  Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement may be delivered to the other party hereto by facsimile transmission or other electronic means of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

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d.  Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer and by the Company.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as set forth above.

g.  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h.  Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

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i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.  No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

Cannabis Kinetics Corp.

By:	/s/ Eric Hagen
Name:	Eric Hagen
Title:	President

Glamis Capital SA

By:	/s/ Kenneth Ciappala
Name:	Kenneth Ciappala
Title:	President

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ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Buyer represents that it is an Accredited Investor on the basis that it is (check one):

_____(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____ (iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

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